Execution Version
Prepared by: Brian J. Buck
701 Ninth Street, N.W. - Mail Stop EP1300
Washington, D.C. 20068
Phone (202) 872-3364

Return to: Brian J. Buck
Assistant General Counsel and Assistant Secretary - Exelon Corporation
701 Ninth Street, N.W. - Mail Stop EP1300
Washington, D.C. 20068
Phone (202) 872-3364

POTOMAC ELECTRIC POWER COMPANY
701 Ninth Street, N.W., Washington, D.C.
TO
THE BANK OF NEW YORK MELLON
240 Greenwich Street, New York, NY
as Trustee
Supplemental Indenture
Dated as of February 12, 2020
Supplemental to Mortgage and Deed of Trust
Dated July 1, 1936
FIRST MORTGAGE BONDS, 2.53% SERIES DUE FEBRUARY 25, 2030
FIRST MORTGAGE BONDS, 3.28% SERIES DUE SEPTEMBER 23, 2050

DMEAST #39954705 v6

TABLE OF CONTENTS

*The Table of Contents is not part of the Supplemental Indenture and should not be considered as such. It is included herein only for purposes of convenient reference.

SUPPLEMENTAL INDENTURE, dated as of February 12, 2020, made by and between Potomac Electric Power Company, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter sometimes called the “Company”), party of the first part, and The Bank of New York Mellon, a New York banking corporation (hereinafter sometimes called the “Trustee”), as trustee under the Mortgage and Deed of Trust dated July 1, 1936, hereinafter mentioned, party of the second part;
WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated July 1, 1936 (hereinafter sometimes referred to as the “Original Indenture”), to The Riggs National Bank of Washington, D.C., as trustee, to secure an issue of First Mortgage Bonds of the Company, issuable in series; and
WHEREAS, the Trustee has succeeded The Riggs National Bank of Washington, D.C. as trustee under the Original Indenture pursuant to Article XIII, Section 3 thereof; and
WHEREAS, pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto dated as of July 1, 1936, December 1, 1939, August 1, 1940, August 1, 1942, January 1, 1948, May 1, 1949, May 1, 1950, March 1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, December 1, 1958, November 16, 1959, December 1, 1960, February 15, 1963, May 15, 1964, April 1, 1966, May 1, 1967, February 15, 1968, March 15, 1969, February 15, 1970, August 15, 1970, September 15, 1972, April 1, 1973, January 2, 1974, August 15, 1974, August 15, 1974, June 15, 1977, July 1, 1979, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003, March 16, 2004, May 24, 2005, April 1, 2006, November 13, 2007, March 24, 2008, December 3, 2008, March 28, 2012, March 11, 2013, November 14, 2013, March 11, 2014, March 9, 2015, May 15, 2017, June 1, 2018 and May 2, 2019, have been heretofore entered into between the Company and the Trustee to provide, respectively, for the creation of the first through the seventy-eighth series of Bonds thereunder and, in the case of the supplemental indentures dated January 1, 1948, March 1, 1952, May 15, 1953, May 16, 1955, June 1, 1956, September 15, 1972, July 1, 1979, June 17, 1981, November 1, 1985, September 16, 1987, May 1, 1989, May 21, 1991, May 7, 1992, July 1, 1993, October 2, 1997, December 19, 2014, December 5, 2017 and one of the supplemental indentures dated August 15, 1974, to convey additional property; and
WHEREAS, $20,000,000 principal amount of Bonds of the 3-1/4% Series due 1966 (the first series), $5,000,000 principal amount of Bonds of the 3-1/4% Series due 1974 (the second series), $10,000,000 principal amount of Bonds of the 3-1/4% Series due 1975 (the third series), $5,000,000 principal amount of Bonds of the 3-1/4% Series due 1977 (the fourth series), $15,000,000 principal amount of Bonds of the 3% Series due 1983 (the fifth series), $10,000,000 principal amount of Bonds of the 2-7/8% Series due 1984 (the sixth series), $30,000,000 principal amount of Bonds of the 2-3/4% Series due 1985 (the seventh series), $15,000,000 principal amount of Bonds of the 3-1/4% Series due 1987 (the eighth series), $10,000,000 principal amount of Bonds of the 3-7/8% Series due 1988 (the ninth series), $10,000,000 principal amount of Bonds of the 3-3/8% Series due 1990 (the tenth series),

$10,000,000 principal amount of Bonds of the 3-5/8% Series due 1991 (the eleventh series), $25,000,000 principal amount of Bonds of the 4-5/8% Series due 1993 (the twelfth series), $15,000,000 principal amount of Bonds of the 5-1/4% Series due 1994 (the thirteenth series), $40,000,000 principal amount of Bonds of the 5% Series due 1995 (the fourteenth series), $50,000,000 principal amount of Bonds of the 4¬3/8% Series due 1998 (the fifteenth series), $45,000,000 principal amount of Bonds of the 4-1/2% Series due 1999 (the sixteenth series), $15,000,000 principal amount of Bonds of the 5-1/8% Series due 2001 (the seventeenth series), $35,000,000 principal amount of Bonds of the 5-7/8% Series due 2002 (the eighteenth series), $40,000,000 principal amount of Bonds of the 6-5/8% Series due 2003 (the nineteenth series), $45,000,000 principal amount of Bonds of the 7-3/4% Series due 2004 (the twentieth series), $35,000,000 principal amount of Bonds of the 8.85% Series due 2005 (the twenty-first series), $70,000,000 principal amount of Bonds of the 9-1/2% Series due August 15, 2005 (the twenty-second series), $50,000,000 principal amount of Bonds of the 7-3/4% Series due 2007 (the twenty-third series), $25,000,000 principal amount of Bonds of the 5-5/8% Series due 1997 (the twenty-fourth series), $100,000,000 principal amount of Bonds of the 8-3/8% Series due 2009 (the twenty-fifth series), $50,000,000 principal amount of Bonds of the 10-1/4% Series due 1981 (the twenty-sixth series), $50,000,000 principal amount of Bonds of the 10-3/4% Series due 2004 (the twenty-seventh series), $38,300,000 principal amount of Bonds of the 6-1/8% Series due 2007 (the twenty-eighth series), $15,000,000 principal amount of Bonds of the 6-1/2% Series due 2004 (the twenty-ninth series), $20,000,000 principal amount of Bonds of the 6-1/2% Series due 2007 (the thirtieth series), $7,500,000 principal amount of Bonds of the 6-5/8% Series due 2009 (the thirty-first series), $30,000,000 principal amount of Bonds of the Floating Rate Series due 2010 (the thirty-second series), $50,000,000 principal amount of Bonds of the 14-1/2% Series due 1991 (the thirty-third series), $50,000,000 principal amount of Bonds of the Adjustable Rate Series due 2001 (the thirty-fourth series), $60,000,000 principal amount of Bonds of the 14-1/4% Series due 1992 (the thirty-fifth series), $50,000,000 principal amount of Bonds of the 11-7/8% Series due 1989 (the thirty-sixth series), $37,000,000 principal amount of Bonds of the 8-3/4% Series due 2010 (the thirty-seventh series), $75,000,000 principal amount of Bonds of the 11-1/4% Series due 2015 (the thirty-eighth series), $75,000,000 principal amount of Bonds of the 9-1/4% Series due 2016 (the thirty-ninth series), $75,000,000 principal amount of Bonds of the 8-3/4% Series due 2016 (the fortieth series), $75,000,000 principal amount of Bonds of the 8-1/4% Series due 2017 (the forty-first series), $75,000,000 principal amount of Bonds of the 9% Series due 1990 (the forty-second series), $75,000,000 principal amount of Bonds of the 9-3/4% Series due 2019 (the forty-third series), $75,000,000 principal amount of Bonds of the 8-5/8% Series due 2019 (the forty-fourth series), $100,000,000 principal amount of Bonds of the 9% Series due 2000 (the forty-fifth series), $100,000,000 principal amount of Bonds of the 9% Series due 2021 (the forty-sixth series), $75,000,000 principal amount of Bonds of the 8-1/2% Series due 2027 (the forty-seventh series); $30,000,000 principal amount of Bonds of the 6% Series due 2022 (the forty-eighth series); $37,000,000 principal amount of Bonds of the 6-3/8% Series due 2023 (the forty-ninth series); $78,000,000 principal amount of Bonds of the 6-1/2% Series due 2008 (the fiftieth series); $40,000,000 principal amount of Bonds of the 7-1/2% Series due 2028 (the fifty-first series); $100,000,000 principal amount of Bonds of the 7-1/4% Series due 2023 (the fifty-second series); $100,000,000 principal amount of Bonds of the 6-7/8% Series due 2023 (the fifty-third series); $50,000,000 principal amount of Bonds of the 5-5/8% Series due 2003 (the fifty-fourth series); $50,000,000 principal amount of Bonds of the 5-7/8% Series due 2008 (the fifty-fifth series); $75,000,000 principal amount of Bonds of the 6-7/8% Series due 2024 (the fifty-sixth series); $42,500,000 principal amount of Bonds of the 5-3/8% Series due 2024 (the fifty-seventh series);

$38,300,000 principal amount of Bonds of the 5-3/8% Series due 2024 (the fifty-eighth series); $16,000,000 principal amount of Bonds of the 5-3/4% Series due 2010 (the fifty-ninth series); $100,000,000 principal amount of Bonds of the 6-1/2% series due 2005 (the sixtieth series); $75,000,000 principal amount of Bonds of the 7-3/8% Series due 2025 (the sixty-first series); $175,000,000 principal amount of Bonds of the 6-1/4% Series due 2007 (the sixty-second series); $270,000,000 principal amount of Bonds of the 6% Series due 2004 (the sixty-third series); $200,000,000 principal amount of Bonds of the 4.95% Series due 2013 (the sixty-fourth series); and $175,000,000 principal amount of Bonds of the 4.65% Series due 2014 (the sixty-fifth series) have been heretofore redeemed and retired and there are now issued and outstanding under the Original Indenture and under the supplemental indentures referred to above: $100,000,000 principal amount of Bonds of the 5.75% Series due 2034 (the sixty-sixth series); $175,000,000 principal amount of Bonds of the 5.40% Series due 2035 (the sixty-seventh series); $109,500,000 principal amount of Bonds of the Medco Collateral Series due 2022 (the sixty-eighth series); $250,000,000 principal amount of Bonds of the 6.50% Series due 2037 (the sixty-ninth series); $250,000,000 principal amount of Bonds of the 6.50% Series 2 due 2037 (the seventieth series); $250,000,000 principal amount of Bonds of the 7.90% Series due 2038 (the seventy-first series); $200,000,000 principal amount of Bonds of the 3.05% Series due 2022 (the seventy-second series); $650,000,000 principal amount of Bonds of the 4.15% Series due 2043 (the seventy-third series); $150,000,000 principal amount of Bonds of the 4.95% Series due 2043 (the seventy-fourth series); and $400,000,000 principal amount of Bonds of the 3.60% Series due 2024 (the seventy-fifth series); $100,000,000 principal amount of Bonds of the 4.27 % Series due 2048 (the seventy-sixth series); $100,000,000 principal amount of Bonds of the 4.31% Series due 2048 (the seventy-seventh series); $150,000,000 principal amount of Bonds of the 3.45% Series due 2029 (the seventy-eighth series); and
WHEREAS, for the purpose of conforming the Original Indenture to the standards prescribed by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), or otherwise modifying certain of the provisions of the Original Indenture, indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003 and December 5, 2017 have been heretofore entered into between the Company and the Trustee, and for the purpose of conveying additional property, indentures supplemental thereto dated July 15, 1942, October 15, 1947, December 31, 1948, December 31, 1949, February 15, 1951, February 16, 1953, March 15, 1954, March 15, 1955, March 15, 1956, April 1, 1957, May 1, 1958, May 1, 1959, May 2, 1960, April 3, 1961, May 1, 1962, May 1, 1963, April 23, 1964, May 3, 1965, June 1, 1966, April 28, 1967, July 3, 1967, May 1, 1968, June 16, 1969, May 15, 1970, September 1, 1971, June 17, 1981, November 1, 1985, September 16, 1987, May 1, 1989, May 21, 1991, May 7, 1992, July 1, 1993, October 2, 1997, December 19, 2014 and December 5, 2017 have been heretofore entered into between the Company and the Trustee, and for the purpose of better securing and protecting the Bonds then or thereafter issued and confirming the lien of the Original Indenture, an indenture dated October 15, 1942 supplemental thereto has been heretofore entered into between the Company and the Trustee; the

Original Indenture as heretofore amended and supplemented being hereinafter referred to as the “Original Indenture as amended”; and
WHEREAS, the Company is entitled to have authenticated and delivered additional Bonds in substitution for refundable Bonds, upon compliance with the provisions of Section 7 of Article III of the Original Indenture as amended; and
WHEREAS, the Company has determined to issue a seventy-ninth series of Bonds under the Original Indenture as amended, to be known as First Mortgage Bonds, 2.53% Series due February 25, 2030 (hereinafter called “Bonds of 2.53% Series”) and (ii) an eightieth series of Bonds under the Original Indenture as amended, to be known as First Mortgage Bonds, 3.28% Series due September 23, 2050 (hereinafter called “Bonds of 3.28% Series”); and
WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture as amended and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and
WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:
That Potomac Electric Power Company, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the delivery of these presents, and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby covenants, declares and agrees with the Trustee and its successors in the trust under the Original Indenture as amended for the benefit of those who hold the Bonds and coupons, or any of them, issued or to be issued hereunder or under the Original Indenture as amended, as follows:
PART I.
DESCRIPTION OF BONDS OF 2.53% SERIES DUE FEBRUARY 25, 2030

SECTION 1. The Bonds of 2.53% Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture as amended, be designated as “First Mortgage Bonds 2.53% Series due February 25, 2030” of the Company. The Bonds of 2.53% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture as amended, except in so far as the terms and provisions of the Original Indenture as amended are amended or modified by this Supplemental Indenture.
The Bonds of 2.53% Series shall mature February 25, 2030, and shall bear interest from the date of initial issuance at the rate of two and fifty-three hundredths percent (2.53%) per annum, payable semiannually, commencing August 25, 2020, on the twenty-fifth day of February and the twenty-

fifth day of August in each year (each such February 25 and August 25 being hereinafter called an “interest payment date”). The Bonds of 2.53% Series shall be payable as to principal and interest in lawful money of the United States of America, and shall be payable (as well the interest as the principal thereof) at the agency of the Company in the Borough of Manhattan, The City of New York.
The interest so payable on any interest payment date shall be paid to the persons in whose names the Bonds of 2.53% Series are registered at the close of business on the first calendar day of the month in which the interest payment date occurs; provided, that interest payable on the maturity date shall be paid to the person to whom principal shall be payable; and provided further that if the Company shall default in the payment of any interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Bonds of 2.53% Series are registered on the date of payment of such defaulted interest, or in accordance with the regulations of any securities exchange on which the Bonds of 2.53% Series are listed. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
Except as provided hereinafter, every Bond of 2.53% Series shall be dated as of the date of its authentication and delivery, or if that is an interest payment date, the next day, and shall bear interest from the interest payment date next preceding its date or the date of delivery of the initial Bonds of 2.53% Series, whichever is later. Notwithstanding Section 6 of Article II of the Original Indenture as amended, any Bond of 2.53% Series authenticated and delivered by the Trustee after the close of business on the record date with respect to any interest payment date and prior to such interest payment date shall be dated as of the date next following such interest payment date and shall bear interest from such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date, such Bond shall bear interest from the next preceding interest payment date or the date of delivery of the initial Bonds of 2.53% Series, whichever is later.
SECTION 2. The Bonds of 2.53% Series, and the Trustee’s certificate to be endorsed on the Bonds of 2.53% Series, shall be substantially in the following forms, respectively:
[FORM OF FACE OF BOND OF 2.53% SERIES]
[THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM.]

POTOMAC ELECTRIC POWER COMPANY
(A District of Columbia and Virginia corporation)
First Mortgage Bond, 2.53% Series due February 25, 2030
No. [______] $[_________]
PPN No. [______]

POTOMAC ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter called the “Company”, which term shall include any successor corporation as defined in the Amended Indenture hereinafter referred to), for value received, hereby promises to pay to [________] or registered assigns, the sum of [__________] Dollars ($[_______]), on the twenty-fifth day of February, 2030, in lawful money of the United States of America, and to pay interest thereon in like money from the later of the date of delivery of the initial Bonds of 2.53% Series or the February 25 or August 25 next preceding the date of this Bond, or if the Company shall default in the payment of interest due on such interest payment date, then from the next preceding interest payment date or the date of delivery of the initial Bonds of 2.53% Series, whichever is later, at the rate of two and fifty-three hundredths percent (2.53%) per annum, payable semiannually, commencing August 25, 2020, on the twenty-fifth day of February or August in each year until maturity, or, if the Company shall default in the payment of the principal hereof, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Amended Indenture. The interest so payable on any February 25 or August 25 will, subject to certain exceptions provided in the indenture dated as of February 12, 2020 supplemental to the Amended Indenture, be paid to the person in whose name this Bond is registered at the close of business on the first calendar day of the month in which the interest payment date occurs. Both principal of, and interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York.
Reference is made to the further provisions of this Bond set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.
This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York Mellon, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, shall have signed the form of certificate endorsed hereon.
IN WITNESS WHEREOF, Potomac Electric Power Company has caused this Bond to be signed in its name by the signature (or a facsimile thereof) of its President or a Vice President, and attested by the facsimile signature of its Secretary or an Assistant Secretary.
Dated:
POTOMAC ELECTRIC POWER COMPANY
By __________________________________________
Phillip S. Barnett, Senior Vice President, Chief Financial Officer and Treasurer
Attest:
_____________________________________
Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]
This Bond is one of the Bonds, of the series designated therein, described in the within-mentioned Amended Indenture and the Supplemental Indenture dated as of February 12, 2020.
Dated:    The Bank of New York Mellon, as Trustee.
By __________________________________________
Authorized Signatory
[TEXT APPEARING ON REVERSE SIDE OF BOND OF 2.53% SERIES]
This Bond is one of a duly authorized issue of Bonds of the Company (hereinafter called the “Bonds”) in unlimited aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured (except in so far as any purchase or sinking fund or analogous provisions for any particular series of Bonds, established by any indenture supplemental to the Amended Indenture hereinafter mentioned, may afford additional security for such Bonds) by a mortgage and deed of trust, dated July 1, 1936, executed by the Company to The Bank of New York Mellon as successor to The Riggs National Bank of Washington, D.C. (herein called the “Trustee”), as trustee, as amended by indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003, March 16, 2004, May 24, 2005, April 1, 2006, November 13, 2007, March 24, 2008, December 3, 2008, March 28, 2012, March 11, 2013, November 14, 2013, March 11, 2014, March 9, 2015, May 15, 2017, June 1, 2018 and May 2, 2019 (said mortgage and deed of trust, as so amended, being herein called the “Amended Indenture”) and all indentures supplemental thereto, to which Amended Indenture and supplemental indentures reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifications or alterations of the Amended Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 60% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 60% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional, or which reduces the percentage of Bonds the affirmative vote of which is required for the making of such modifications or alterations.

This Bond is one of a series designated as the “First Mortgage Bonds, 2.53% Series due February 25, 2030” (herein called the “Bonds of 2.53% Series”) of the Company, issued under and secured by the Amended Indenture and all indentures supplemental thereto and described in the supplemental indenture, dated as of February 12, 2020 between the Company and the Trustee, supplemental to the Amended Indenture.
The Bonds of 2.53% Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time; provided that the Company may not redeem less than 5% of the aggregate principal amount of the Bonds of 2.53% Series in the case of any partial redemption. The Company shall give notice of its intent to redeem such Bonds to the holders of such Bonds of 2.53% Series at least 30 days but no more than 60 days prior to the date fixed for such redemption (the “Redemption Date”). If the Company redeems all or any part of the Bonds of 2.53% Series pursuant to the provisions of this paragraph, it shall pay an amount equal to 100% of the principal amount of the Bonds of 2.53% Series to be redeemed and a Make-Whole Amount, which shall be calculated as follows:
“Make-Whole Amount” means, as determined by the Company, with respect to any Bond of 2.53% Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond of 2.53% Series over the amount of such Called Principal of such Bond of 2.53% Series, provided, that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings and each of which will be determined by the Company:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
“Called Principal” means, with respect to any Bond of 2.53% Series, the principal of such Bond of 2.53% Series that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Amended Indenture.
“Discounted Value” means, with respect to the Called Principal of any Bond of 2.53% Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds of 2.53% Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Bond of 2.53% Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask

Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond of 2.53% Series.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond of 2.53% Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond of 2.53% Series.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond of 2.53% Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bond of 2.53% Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.
“Settlement Date” means, with respect to the Called Principal of any Bond of 2.53% Series, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to the Amended Indenture, as the context requires. The Company’s notice of redemption to the holders of Bonds of 2.53% Series shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds of 2.53% Series to be prepaid on such date, the principal amount of each Bond of 2.53% Series held by such holder to be prepaid (determined in accordance with the next paragraph hereof), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Company

(each, a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to the Trustee and each holder of Bonds of 2.53% Series a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
Provided that no default or event of default has occurred and is continuing, within ninety days (90) days of the stated maturity date of the Bonds of 2.53% Series (the period from such date to the stated maturity of the Bonds of 2.53% Series being referred to herein as the “Prepayment Period”), the Company may, at its option, upon prior written notice as provided below, prepay all the Bonds of 2.53% Series at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment and without any Make-Whole Amount.
In the case of each partial prepayment of the Bonds of 2.53% Series, the principal amount of the Bonds of 2.53% Series to be prepaid shall be allocated among all of the Bonds of 2.53% Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
In the case of each prepayment of Bonds of 2.53% Series, the principal amount of each bond of 2.53% Series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any bond of 2.53% Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no bond of 2.53% Series shall be issued in lieu of any prepaid principal amount of any bond of 2.53% Series.
The Company shall deliver to the Trustee before any Redemption Date for the Bonds of 2.53% Series its calculation of the amount applicable to such redemption. The Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon, the Company’s calculation of any redemption price of the Bonds of 2.53% Series.
If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the Redemption Date, and such notice shall be of no effect unless such moneys are received.
In case an event of default, as defined in the Amended Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Amended Indenture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds entitled to vote then outstanding.
This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture.
No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or otherwise in respect hereof or of the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture.
[END OF FORM]
SECTION 3. The Bonds of 2.53% Series shall be registered Bonds without coupons in denominations of any multiple of $1,000, numbered consecutively upwards from R-1.
SECTION 4. The Bonds of 2.53% Series shall bear the following legend:
“THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM.”
SECTION 5. In addition to the events of default described in Article IX of the Indenture, an event of default with respect to the Bonds of 2.53% Series will include the additional events of default described in Section 11 of the Bond Purchase Agreement  between the Company and the initial holders of the Bonds of 2.53% Series specified on Schedule A to the Bond Purchase Agreement.  The Trustee shall not be deemed to have knowledge of any event of default under the Bond Purchase Agreement unless a responsible officer of the Trustee shall have received written notice thereof from the Company or by the holders of the Bonds of 2.53% Series then outstanding.
SECTION 6. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 2.53% Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 2.53% Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 2.53% Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 2.53% Series to the extent required under Applicable Law. Each holder of the Bonds of 2.53% Series by accepting such bond shall be deemed to have agreed that the Company may provide to the Trustee such information concerning such holder as the Trustee may request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to such holder under this Supplemental Indenture; and such agreement by each holder is part of the consideration for the issuance of the Bonds of 2.53% Series.
SECTION 7. Until Bonds of 2.53% Series in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, Bonds for such series in temporary form, as provided in Section 9 of Article II of the Original Indenture as amended.
PART II.
DESCRIPTION OF BONDS OF 3.28% SERIES DUE SEPTEMBER 23, 2050

SECTION 1. The Bonds of 3.28% Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture as amended, be designated as “First Mortgage Bonds, 3.28% Series due September 23, 2050” of the Company. The Bonds of 3.28% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture as amended, except in so far as the terms and provisions of the Original Indenture as amended are amended or modified by this Supplemental Indenture.
The Bonds of 3.28% Series shall mature September 23, 2050, and shall bear interest from the date of initial issuance at the rate of three and twenty-eight hundredths percent (3.28%) per annum, payable semiannually, commencing March 23, 2021, on the twenty-third day of March and the twenty-third day of September in each year (each such March 23 and September 23 being hereinafter called an “interest payment date”). The Bonds of 3.28% Series shall be payable as to principal and interest in lawful money of the United States of America, and shall be payable (as well the interest as the principal thereof) at the agency of the Company in the Borough of Manhattan, The City of New York.
The interest so payable on any interest payment date shall be paid to the persons in whose names the Bonds of 3.28% Series are registered at the close of business on the first calendar day of the month in which the interest payment date occurs; provided, that interest payable on the maturity date shall be paid to the person to whom principal shall be payable; and provided further that if the Company shall default in the payment of any interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Bonds of 3.28% Series are registered on the date of payment of such defaulted interest, or in accordance with the regulations of any securities exchange on which the Bonds of 3.28% Series are listed. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
Except as provided hereinafter, every Bond of 3.28% Series shall be dated as of the date of its authentication and delivery, or if that is an interest payment date, the next day, and shall bear interest from the interest payment date next preceding its date or the date of delivery of the initial Bonds of 3.28% Series, whichever is later. Notwithstanding Section 6 of Article II of the Original Indenture as amended, any Bond of 3.28% Series authenticated and delivered by the Trustee after the close of business on the record date with respect to any interest payment date and prior to such interest payment date shall be dated as of the date next following such interest payment date and shall bear interest from such interest payment date; except that if the Company shall default in the payment of any interest due on such interest payment date, such Bond shall bear interest from the next preceding interest payment date or the date of delivery of the initial Bonds of 3.28% Series, whichever is later.
SECTION 2. The Bonds of 3.28% Series, and the Trustee’s certificate to be endorsed on the Bonds of 3.28% Series, shall be substantially in the following forms, respectively:
[FORM OF FACE OF BOND OF 3.28% Series]
[THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM.]

POTOMAC ELECTRIC POWER COMPANY
(A District of Columbia and Virginia corporation)
First Mortgage Bond, 3,28% Series due September 23, 2050
No. [______] $[__________]
PPN No. [______]
POTOMAC ELECTRIC POWER COMPANY, a corporation organized and existing under the laws of the District of Columbia and a domestic corporation of the Commonwealth of Virginia (hereinafter called the “Company”, which term shall include any successor corporation as defined in the Amended Indenture hereinafter referred to), for value received, hereby promises to pay to [__________] or registered assigns, the sum of [____________] Dollars ($[___________]), on the twenty-third day of September, 2050, in lawful money of the United States of America, and to pay interest thereon in like money from the later of the date of delivery of the initial Bonds of 3.28% Series or the March 23 or September 23 next preceding the date of this Bond, or if the Company shall default in the payment of interest due on such interest payment date, then from the next preceding interest payment date or the date of delivery of the initial Bonds of 3.28% Series, whichever is later, at the rate of three and twenty-eight hundredths percent (3.28%) per annum, payable semiannually, commencing March 23, 2021, on the twenty-third day of March or September in each year until maturity, or, if the Company shall default in the payment of the principal hereof, until the Company’s obligation with respect to the payment of such principal shall be discharged as provided in the Amended Indenture. The interest so payable on any March 23 or September 23 will, subject to certain exceptions provided in the indenture dated as of February 12, 2020 supplemental to the Amended Indenture, be paid to the person in whose name this Bond is registered at the close of business on the first calendar day of the month in which the interest payment date occurs. Both principal of, and interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York.

Reference is made to the further provisions of this Bond set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.
This Bond shall not be entitled to any benefit under the Amended Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until The Bank of New York Mellon, the Trustee under the Amended Indenture, or a successor trustee thereto under the Amended Indenture, shall have signed the form of certificate endorsed hereon.
IN WITNESS WHEREOF, Potomac Electric Power Company has caused this Bond to be signed in its name by the signature (or a facsimile thereof) of its President or a Vice President, and attested by the facsimile signature of its Secretary or an Assistant Secretary.
Dated:
POTOMAC ELECTRIC POWER COMPANY
By __________________________________________
Phillip S. Barnett, Senior Vice President, Chief Financial Officer and Treasurer
Attest:
_____________________________________
Assistant Secretary

[FORM OF TRUSTEE’S CERTIFICATE]
This Bond is one of the Bonds, of the series designated therein, described in the within-mentioned Amended Indenture and the Supplemental Indenture dated as of February 12, 2020.
Dated:    The Bank of New York Mellon, as Trustee.
By __________________________________________
Authorized Signatory
[TEXT APPEARING ON REVERSE SIDE OF BOND OF 3.28% SERIES]
This Bond is one of a duly authorized issue of Bonds of the Company (hereinafter called the “Bonds”) in unlimited aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured (except in so far as any purchase or sinking fund or analogous provisions for any particular series of Bonds, established by any indenture supplemental to the Amended Indenture hereinafter mentioned, may afford additional security for such Bonds) by a mortgage and deed of trust, dated July 1, 1936, executed by the Company to The Bank of New York Mellon as successor to The Riggs National Bank of Washington, D.C. (herein called the “Trustee”), as trustee, as amended by indentures supplemental thereto dated December 10, 1939, August 10, 1942, October 15, 1942, April 1, 1966, June 16, 1981, June 17, 1981, December 1, 1981, August 1, 1982, October 1, 1982, April 15, 1983, November 1, 1985, March 1, 1986, November 1, 1986, March 1, 1987, September 16, 1987, May 1, 1989, August 1, 1989, April 5, 1990, May 21, 1991, May 7, 1992, September 1, 1992, November 1, 1992, March 1, 1993, March 2, 1993, July 1, 1993, August 20, 1993, September 29, 1993, September 30, 1993, October 1, 1993, February 10, 1994, February 11, 1994, March 10, 1995, September 6, 1995, September 7, 1995, October 2, 1997, March 17, 1999, November 17, 2003, March 16, 2004, May 24, 2005, April 1, 2006, November 13, 2007, March 24, 2008, December 3, 2008, March 28, 2012, March 11, 2013, November 14, 2013, March 11, 2014, March 9, 2015, May 15, 2017, June 1, 2018 and May 2, 2019, (said mortgage and deed of trust, as so amended, being herein called the “Amended Indenture”) and all indentures supplemental thereto, to which Amended Indenture and supplemental indentures reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the owners of the Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Amended Indenture, modifications or alterations of the Amended Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 60% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Amended Indenture, and by an affirmative vote of not less than 60% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Amended Indenture are so affected; provided, however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional, or which reduces the percentage of Bonds the affirmative vote of which is required for the making of such modifications or alterations.
This Bond is one of a series designated as the “First Mortgage Bonds, 3.28% Series due September 23, 2050” (herein called the “Bonds of 3.28% Series”) of the Company, issued under and secured by the Amended Indenture and all indentures supplemental thereto and described in the supplemental indenture, dated as of February 12, 2020 between the Company and the Trustee, supplemental to the Amended Indenture.
The Bonds of 3.28% Series shall be redeemable at the option of the Company prior to the express date of the maturity hereof, in whole or in part, at any time; provided that the Company may not redeem less than 5% of the aggregate principal amount of the Bond of 3.28% Series in the case of any partial redemption. The Company shall give notice of its intent to redeem such Bonds to the holders of such Bond of 3.28% Series at least 30 days but no more than 60 days prior to the date fixed for such redemption (the “Redemption Date”). If the Company redeems all or any part of the Bonds of 3.28% Series pursuant to the provisions of this paragraph, it shall pay an amount equal to 100% of the principal amount of the Bonds of 3.28% Series to be redeemed and a Make-Whole Amount, which shall be calculated as follows:
“Make-Whole Amount” means, as determined by the Company, with respect to any Bond of 3.28% Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond of 3.28% Series over the amount of such

Called Principal of such Bond of 3.28% Series, provided, that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings and each of which will be determined by the Company:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
“Called Principal” means, with respect to any Bond of 3.28% Series, the principal of such Bond of 3.28% Series that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Amended Indenture.
“Discounted Value” means, with respect to the Called Principal of any Bond of 3.28% Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bond of 3.28% Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Bond of 3.28% Series, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond of 3.28% Series.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Bond of 3.28% Series, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average

Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond of 3.28% Series.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond of 3.28% Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bond of 3.28% Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.
“Settlement Date” means, with respect to the Called Principal of any Bond of 3.28% Series, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to the Amended Indenture, as the context requires. The Company’s notice of redemption to the holders of Bonds of 3.28% Series shall specify such date (which shall be a Business Day), the aggregate principal amount of the Bonds of 3.28% Series to be prepaid on such date, the principal amount of each Bond of 3.28% Series held by such holder to be prepaid (determined in accordance with the next paragraph hereof), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Company (each, a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to the Trustee and each holder of Bonds of 3.28% Series a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
Provided that no default or event of default has occurred and is continuing, within one hundred eighty days (180) days of the stated maturity date of the Bonds of 3.28% Series (the period from such date to the stated maturity of the Bonds of 3.28% Series being referred to herein as the “Prepayment Period”), the Company may, at its option, upon prior written notice as provided below, prepay all the Bonds of 3.28% Series at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to the date of prepayment and without any Make-Whole Amount.
In the case of each partial prepayment of the Bonds of 3.28% Series, the principal amount of the Bonds of 3.28% Series to be prepaid shall be allocated among all of the Bonds of 3.28% Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

In the case of each prepayment of Bonds of 3.28% Series, the principal amount of each bond of 3.28% Series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any bond of 3.28% Series paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no bond of 3.28% Series shall be issued in lieu of any prepaid principal amount of any bond of 3.28% Series.
The Company shall deliver to the Trustee before any Redemption Date for the Bonds of 3.28% Series its calculation of the amount applicable to such redemption. The Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon, the Company’s calculation of any redemption price of the Bonds of 3.28% Series.
If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption shall be subject to the receipt of such moneys on or before the Redemption Date, and such notice shall be of no effect unless such moneys are received.
In case an event of default, as defined in the Amended Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Amended Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Amended Indenture. The Amended Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds entitled to vote then outstanding.
This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Bond, with or without others of the same series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Amended Indenture.
No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or otherwise in respect hereof or of the Amended Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Amended Indenture.
[END OF FORM]

SECTION 3. The Bonds of 3.28% Series shall be registered Bonds without coupons in denominations of any multiple of $1,000, numbered consecutively upwards from R-1.
SECTION 4. The Bonds of 3.28% Series shall bear the following legend:
“THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM.”
SECTION 5. In addition to the events of default described in Article IX of the Indenture, an event of default with respect to the Bonds of 3.28% Series will include the additional events of default described in Section 11 of the Bond Purchase Agreement  between the Company and the initial holders of the Bonds of 3.28% Series specified on Schedule A to the Bond Purchase Agreement.  The Trustee shall not be deemed to have knowledge of any event of default under the Bond Purchase Agreement unless a responsible officer of the Trustee shall have received written notice thereof from the Company or by the holders of the Bonds of 3.28% Series then outstanding.
SECTION 6. In order to enable the Trustee to comply with its obligations under applicable tax laws, rules and regulations in effect from time to time (“Applicable Law”), the Company shall provide to the Trustee, following written request from the Trustee, such information concerning the holders of the Bonds of 3.28% Series as the Trustee may reasonably request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to holders of the Bonds of 3.28% Series, but only to the extent (a) such information is in the Company’s possession, (b) such information is not subject to any confidentiality or similar agreement or undertaking or otherwise deemed by the Company to be confidential and (c) providing such information to the Trustee does not, in the judgment of the Company, breach or violate or constitute a default under any applicable laws, rules or regulations or any instrument or agreement to which the Company of any of its affiliates is a party or may be bound. The Company, the Trustee or any paying agent for the Bonds of 3.28% Series shall be permitted to make any withholding or deduction from the amount of principal and interest payable to holders of the Bonds of 3.28% Series to the extent required under Applicable Law. Each holder of the Bonds of 3.28% Series by accepting such bond shall be deemed to have agreed that the Company may provide to the Trustee such information concerning such holder as the Trustee may request in order to determine whether the Trustee has any tax-related obligations under Applicable Law with respect to the payments made to such holder under this Supplemental Indenture; and such agreement by each holder is part of the consideration for the issuance of the Bonds of 3.28% Series.
SECTION 7. Until Bonds of 3.28% Series in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver, in lieu thereof, Bonds for such series in temporary form, as provided in Section 9 of Article II of the Original Indenture as amended.

PART III.
ISSUE OF BONDS.

SECTION 1. There is no limit as to the maximum principal amount of Bonds of 2.53% Series or Bonds of 3.28% Series that may be authenticated and delivered by the Trustee or which may at any one time be outstanding, except as the Original Indenture as amended limits the principal amount of Bonds which may be issued thereunder.
SECTION 2. Subsequent to the execution and delivery hereof, Bonds of 2.53% Series in the aggregate principal amount of $150,000,000, being the initial issue of Bonds of 2.53% Series and Bonds of 3.28% Series in the aggregate principal amount of $150,000,000, being the initial issue of Bonds of 3.28% Series, shall each forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the recording hereof) to or upon the order of the Company evidenced by a writing or writings, signed by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, at such time or times as may be requested by the Company subsequent to the receipt by the Trustee of:
(1) the certified resolution and the officers’ certificate required by Section 3(a) and Section 3(b) of Article III of the Original Indenture as amended;
(2) the opinion of counsel required by Section 3(c) of Article III of the Original Indenture as amended;
(3) cash, if any, in the amount required to be deposited by Section 3(d) of Article III of the Original Indenture as amended, which shall be held and applied by the Trustee as provided in said Section 3(d);
(4) the officer’s certificate required by Section 7(a) of Article III of the Original Indenture as amended; and
(5) the certificates and opinions required by Article XVIII of the Original Indenture as amended.
SECTION 3. Subsequent to the execution and delivery hereof and subject to Section 1 of this Part III, additional Bonds of 2.53% Series and Bonds of 3.28% Series in an unlimited principal amount may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company evidenced by a writing or writings, signed by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, at such time or times as may be requested by the Company subsequent to the receipt by the Trustee of such resolutions, certificates and opinions as are required by the terms of the Original Indenture as amended and compliance with all provisions of the Original Indenture as amended applicable to the authentication and delivery of Bonds of 2.53% Series and Bonds of 3.28% Series.

PART IV.
REDEMPTION AND CANCELLATION OF BONDS.

SECTION 1. The Bonds of 2.53% Series shall, in accordance with the provisions of Article V of the Original Indenture as amended, be redeemable, at any time or from time to time prior to maturity, at the option of the Company, either as a whole or in part by lot, as set forth in the form of Bond of 2.53% Series contained in Section 2 of Part I hereof.
SECTION 2. The Bonds of 3.28% Series shall, in accordance with the provisions of Article V of the Original Indenture as amended, be redeemable, at any time or from time to time prior to maturity, at the option of the Company, either as a whole or in part by lot, as set forth in the form of Bond of 3.28% Series contained in Section 2 of Part II hereof.
SECTION 3. In accordance with the provisions of Article V of the Original Indenture as amended, notice of any redemption shall be sent by the Company through the mails, postage prepaid, at least 30 days and not more than 60 days prior to the date of redemption, to the registered owners of any of the Bonds to be redeemed at their addresses as the same shall appear on the transfer register of the Company.
SECTION 4. All Bonds delivered to or redeemed by the Trustee pursuant to the provisions of this Part IV shall forthwith be cancelled.
PART V.
ADDITIONAL PARTICULAR COVENANTS OF THE COMPANY.

The Company hereby covenants, warrants and agrees that so long as any Bonds of 2.53% Series or Bonds of 3.28% Series are outstanding:
SECTION 1. The Company will not withdraw, pursuant to the provisions of Section 2 of Article VIII of the Original Indenture as amended, any moneys held by the Trustee as part of the trust estate in excess of an amount equal to the aggregate principal amount of such of the refundable Bonds as were theretofore issued by the Company; and that upon any such withdrawal by the Company refundable Bonds equal in aggregate principal amount to the amount so withdrawn shall be deemed to have been made the basis of such withdrawal.
SECTION 2. Property additions purchased, constructed or otherwise acquired on or before December 31, 1946 shall not be made the basis for the authentication and delivery of Bonds, or the withdrawal of cash, or the reduction of the amount of cash required to be paid to the Trustee under any provision of the Original Indenture as amended.
PART VI.
AMENDMENT OF INDENTURE TO PERMIT QUALIFICATION UNDER THE TRUST
INDENTURE ACT.

The Company and the Trustee, from time to time and at any time, without any vote or consent of the holders of the Bonds of 2.53% Series or Bonds of 3.28% Series, may enter into such indentures supplemental to the Original Indenture as may or shall by them be deemed necessary or desirable to add to or modify or amend any of the provisions of the Original Indenture so as to permit the qualification of the Original Indenture under the Trust Indenture Act.
Except to the extent specifically provided herein, no provision of this Supplemental Indenture is intended to modify, and the parties hereto do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Original Indenture, as supplemented, in effect prior to November 15, 1990.
PART VII.
THE TRUSTEE.

The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture as amended set forth and upon the following terms and conditions:
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Original Indenture as amended shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.
PART VIII.
MISCELLANEOUS PROVISIONS.

This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.
The Company hereby constitutes and appoints Wendy E. Stark, one of its Senior Vice Presidents, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said Company.
The Bank of New York Mellon, hereby constitutes and appoints Laurence J. O’Brien, one of its Vice Presidents, to be its true and lawful attorney-in-fact, for it and in its name to appear before any officer authorized by law to take and certify acknowledgments of deeds to be recorded in the District of Columbia, in the State of Maryland, in the Commonwealth of Virginia, and in the Commonwealth of Pennsylvania and to acknowledge and deliver these presents as the act and deed of said The Bank of New York Mellon.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, said Potomac Electric Power Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; and said The Bank of New York Mellon, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents, and this Supplemental Indenture to be attested by one of its authorized officers, all as of the 12th day of February, 2020.
Potomac Electric Power Company
        By __________________________________________
Wendy E. Stark
Senior Vice President, Legal and Regulatory
Strategy, and General Counsel
Attested:
_____________________________________
Brian J. Buck
Assistant Secretary

Signed and delivered by
Potomac Electric Power Company in
the presence of:
_____________________________________

_____________________________________
As Witnesses

The Bank of New York Mellon, as Trustee
        By __________________________________________
Laurence J. O’Brien
Vice President
Attested:
_____________________________________
John D. Bowman
Vice President
Signed and delivered by The
Bank of New York Mellon in the presence
of:
_____________________________________
Filippo Triolo
_____________________________________
David J. O’Brien

As Witnesses

Trustee’s Signature Page

City of Washington,
District of Columbia, ss.:
I, _____________________, a Notary Public in and for the District of Columbia, United States of America, do hereby certify that Wendy E. Stark and Brian J. Buck, whose names as Senior Vice President, Legal and Regulatory Strategy, and General Counsel and Assistant Secretary, respectively, of Potomac Electric Power Company, a corporation, are signed to the foregoing and hereto attached instrument, bearing date as of the 12th day of February, 2020, personally appeared this day before me in my District aforesaid and acknowledged themselves to be, respectively, the Senior Vice President, Legal and Regulatory Strategy, and General Counsel and the Assistant Secretary of Potomac Electric Power Company, and that they as such, being authorized so to do, executed the said deed by signing the name of Potomac Electric Power Company by Wendy E. Stark as Senior Vice President, Legal and Regulatory Strategy, and General Counsel, and attested by Brian J. Buck, as Assistant Secretary, and acknowledged the same before me in my District aforesaid and acknowledged the foregoing instrument to be the act and deed of Potomac Electric Power Company.
Given under my hand this 12th day of February, 2020.
(Notarial Seal)
_______________________________
Notary Public
District of Columbia
My Commission Expires: [_________]
Certification:
This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.
_______________________________
Brian J. Buck, Esq

City of Washington,
District of Columbia, ss.:
I, __________________________, a Notary Public in and for the District of Columbia, United States of America, do hereby certify that Wendy E. Stark, a Senior Vice President, Legal and Regulatory Strategy, and General Counsel of Potomac Electric Power Company, a corporation, one of the parties to the foregoing instrument bearing date as of the 12th day of February, 2020, and hereto annexed, this day personally appeared before me in the City of Washington, the said Wendy E. Stark being personally well known to me as the person who executed the said instrument as a Senior Vice President, Legal and Regulatory Strategy, and General Counsel of and on behalf of said Potomac Electric Power Company and known to me to be the attorney-in-fact duly appointed therein to acknowledge and deliver said instrument on behalf of said corporation, and, as such attorney-in-fact, she acknowledged said instrument to be the act and deed of said Potomac Electric Power Company, and delivered the same as such. I further certify that the said Wendy E. Stark, being by me duly sworn, did depose and say that she signed her name thereto by order of the Board of Directors of said corporation.
Given under my hand and official seal this 12th day of February, 2020.
(Notarial Seal)
_______________________________
Notary Public
District of Columbia
My Commission Expires: [_________]

STATE OF NEW JERSEY :
SS:
COUNTY OF PASSAIC    :

On the ___ day of February, 2020, before me personally came Laurence J. O’Brien and John D. Bowman, to me known, who, being by me duly sworn, did depose and say that each is the Vice President of THE BANK OF NEW YORK MELLON, the New York banking corporation described in and which executed the forgoing instrument, dated the date hereof; and that each signed his name thereto on behalf of THE BANK OF NEW YORK MELLON by order of the board of directors of said corporation.

(Notarial Seal)
_______________________________
Latoya S. Elvin

Notary Public of New Jersey
My Commission Expires 2/6/2024

STATE OF NEW JERSEY :
SS:
COUNTY OF PASSAIC    :

On the ___ day of February, 2020, before me personally came Laurence J. O’Brien, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of THE BANK OF NEW YORK MELLON, the New York banking corporation described in and which executed the forgoing instrument; and that he is the Vice President of said Trustee for the purpose of perfecting such Supplemental Indenture and that the consideration in the Original Indenture referred to therein and in all indentures supplemental to said Original Indenture, including the foregoing Supplemental Indenture, is true and bona fide as therein set forth.

(Notarial Seal)

_______________________________
Latoya S. Elvin

Notary Public of New Jersey
My Commission Expires 2/6/2024

STATE OF NEW JERSEY :
SS:
COUNTY OF PASSAIC    :

I, LATOYA S. ELVIN, a Notary Public in and for the State of New Jersey, United States of America, do hereby certify that Laurence J. O’Brien, a Vice President of The Bank of New York Mellon, a New York banking corporation, one of the parties to the foregoing instrument bearing date as of the 12th day of February, 2020 and hereto annexed, this day personally appeared before me, the said Vice President, being personally well known to me as the person who executed the said instrument as a Vice President of and on behalf of said The Bank of New York Mellon, and known to me to be the attorney-in-fact duly appointed therein to acknowledge and deliver said instrument on behalf of said corporation, and, as such attorney-in-fact, he acknowledged said instrument to be the act and deed of said The Bank of New York Mellon, and delivered the same as such. I further certify that the said Laurence J. O’Brien, being by me duly sworn, did depose and say that he signed his name thereto by order of the Board of Directors of said corporation.

(Notarial Seal)
_______________________________
Latoya S. Elvin

Notary Public of the State of New Jersey
My Commission Expires 2/6/2024

CERTIFICATE OF RESIDENCE
The Bank of New York Mellon, Mortgagee and Trustee within named, hereby certifies that its precise address is 240 Greenwich Street, in the Borough of Manhattan, in The City of New York, in the State of New York.
The Bank of New York Mellon, as Trustee
        By __________________________________________
Laurence J. O’Brien
Vice President